SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event  reported):  April 20, 2001 (December 15,
2000)

                       Digital Courier Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                            0-20771                   87-0461856
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(State or Other                    (Commission               (IRS Employer
Jurisdiction of Incorporation)     File Number)            Identification No.)

348 East 6400 South, Salt Lake City, Utah                       84107
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (801) 266-5390

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         (Former Name or Former Address, if Changed Since Last Report)
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Item 9.  Regulation FD Disclosure
---------------------------------

         Attached as Exhibits A and B to this Current Report are letters received from administrative entities of The Nasdaq Stock Market ("Nasdaq"), dated as of December 15, 2000 and April 9, 2001, respectively. The Company does not necessarily agree with the findings of or decisions reached by Nasdaq, and does not represent that a court or other judicial authority would, after reviewing all applicable facts, circumstances, and evidence, reach the same conclusions as Nasdaq. Further, the Company is not, by its filing hereby, endorsing or adopting the contents or conclusions of such letters.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                DIGITAL COURIER TECHNOLOGIES,  INC.

Dated: April 20, 2001           By: /s/ Bobbie Downey
                                ---------------------
                                        Bobbie Downey
                                        Vice President, General Counsel
                                        and Secretary
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